UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 2013


                           Amwest Imaging Incorporated
             (Exact name of registrant as specified in its charter)

           Nevada                     333-167743                27-2336038
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)

        815 John Street - Ste 108
            Evansville, IN                                        47713
(address of principal executive offices)                        (zip code)

                                 (812) 250-4210
              (registrant's telephone number, including area code)

                                 Not Applicable
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

History of auditor changes:

In December 2012 Peter Messineo, CPA (PM) merged into the firm known as DKM Certified Public Accountants ("DKM"). An 8-K was filed with the Securities and Exchange Commission on January 14, 2013. DKM reviewed our November 30, 2012 form 10-Q. In April 2013 the agreement of DKM and PM was terminated. The successor firm named in (2), Messineo & Co. CPAs, LLC, is a continuation of the audit firm registration, our previous audit firm, PM.

(1) PREVIOUS INDEPENDENT AUDITORS:

     a. On June 21, 2013, the Company dismissed the registered independent public accountant, DKM Certified Public Accountants, of Clearwater Florida ("DKM").

     b. PM's report on the financial statements for the years ended February 29, 2012 and February 28, 2011 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

     c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audits for the years ended February 29, 2012 and February 28, 2011 (audited by PM) and through the current date, there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements. During the periods covered by the financial audits for the years ended February 29, 2012 and February 28, 2011 and through the interim period June 21, 2013 (the date of dismissal), there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements.

     d. We have authorized DKM to respond fully to the inquiries of the successor accountant

     e. During the years ended February 29, 2012 and February 28, 2011 and the interim period through June 21, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

     f. The Company provided a copy of the foregoing disclosures to DKM prior to the date of the filing of this Report and requested that DKM furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) NEW INDEPENDENT ACCOUNTANTS:

     a. On June 21, 2013, the Company engaged Messineo & Co, CPAs, LLC ("M&Co") of Clearwater, Florida, as its new registered independent public accountant. During the years ended February 28, 2013 and February 28, 2011 and prior to June 21, 2013 (the date of the new engagement), we did not consult with M&Co regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by M&Co, in either case where written or oral advice provided by M&Co would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

b. Exhibits

Number                               Exhibit
------                               -------
16.1 Letter from DKM Certified Public Accountants, dated June 21, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMWEST IMAGING INCORPORATED


Dated: June 21, 2013                 /s/ Jason Gerteisen
                                     ----------------------------------------
                                     JASON GERTEISEN
                                     Chief Executive Officer

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